Stockholders' Equity	12 Months Ended
Sep. 30, 2019
Advanced Interactive Gaming, Inc. [Member]
Stockholders' Equity

Note 5 – Stockholders’ Equity

Common Stock

At September 30, 2018, the Company had 27,640,000 shares of common stock outstanding with a par value of $0.001 per share. There were no common stock issuances during the year ended September 30, 2018.

On September 20, 2019, the Company issued 5,175,000 shares of AIG Inc common stock to various investors at $0.004 per share for $20,700.

On September 24, 2019, the Company issued 1,000,000 shares of AIG Inc common stock to its CEO, Jason Garber, in exchange for 3,900,000 common shares of AIG Ltd. On September 27, 2019, the Company redeemed in full 22,740,000 shares of AIG Ltd common stock to the stock’s original investors at their original issuance price of $0.001 per share, for total cash payment of $22,740. Concurrently, the Company cancelled 1,000,000 shares of AIG Ltd common stock that had been subscribed, but never fulfilled, leaving the 3,900,000 AIG Ltd shares as the only remaining AIG Ltd common shares issued and outstanding. As a result of the above transactions, AIG Ltd became a wholly-owned subsidiary of AIG Inc, and the Company effected a recapitalization, whereby 6,750,000 shares of AIG, Inc were issued and outstanding at September 30, 2019.

Preferred Stock

The Company is authorized to issue 10,000,000 each of Series A and B preferred shares at a par value of $0.0001, respectively. The Class B AIG Ltd preferred shareholders are entitled to a 6% annual, cumulative dividend and certain liquidation preferences. On a return of assets on a liquidation, reduction of capital or otherwise, the holders of the Class B Preferred Shares are entitled to participate pro rata in the distribution of the surplus assets of the Company remaining after payment of its liabilities and all accrued dividends due in respect of all Class A Preferred Shares prior and in preference to any payment or distribution to the holders of the Common Shares and all other classes and series of equity securities of the Company thereafter designated and issued. Within five years of issuance and immediately prior to the consummation of a liquidity event, the Company may, at its option, redeem the preferred stock at a price equal to the original price plus accrued but unpaid dividends on the date of redemption. The Class B Shares are convertible into Common Shares on a one-for-one basis following a simple majority vote passed by the holders of the Class B Shares.

Any Class A Shares that are issued will have the same rights and privileges as the Class B Preferred Shares and they will have priority over the Class B Preferred Shares with regard to all dividends and distributions.

As of September 30, 2018, AIG Ltd had 0 shares of Class A preferred stock issued and outstanding and 1,000,000 shares of Class B preferred stock issued and outstanding with a sole shareholder, and had accrued $240,000 in dividends payable on the issued and outstanding shares of Class B preferred stock. During the year ended September 30, 2019, AIG Ltd accrued an additional $120,000 in dividends payable, resulting in $360,000 total dividends payable. On September 24, 2019, the preferred shareholder sold its shares back to the Company for $100, at which point the 1,000,000 preferred shares  and $360,000 in accrued dividends were cancelled.